SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2006

DOVER MOTORSPORTS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 1-11929

Delaware	51-0357525
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway, Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 674-4600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreements.

At its regularly scheduled Board of Directors meeting held on January 25, 2006, the following resolutions were adopted by the Board of Directors of the registrant:

“RESOLVED, that, effective January 1, 2006, non-employee directors shall be paid for services on the Board in accordance with the following fee schedule:

Retainer:	$5,000 per quarter
$5,000 additional per quarter to the Chairman of the Board
$3,000 additional per quarter to the Chairman of the Executive Committee
$3,000 additional per quarter to the Chairman of the Audit Committee
$2,000 additional per quarter to the Chairman of the Compensation & Stock Incentive Committee
$1,000 additional per quarter to the Chairman of the Nominating & Corporate Governance Committee

Per Meeting Fee:	$1,000 per Board or Committee meeting (excluding Audit Committee meetings)
$2,000 per Audit Committee meeting”

“RESOLVED, that a special discretionary incentive recommended by the Executive Committee for the Company’s five Section 16(b) executive officers and for five additional officers of the Company and its various subsidiaries, pursuant to which each may be entitled to receive a cash incentive from $3,000 to $15,000 based upon the attainment by the Company of certain financial metrics for FYE 2006, is hereby adopted and approved.”

At this same meeting, based upon the recommendations of the registrant’s Compensation and Stock Incentive Committee, the Board of Directors of the registrant (a) approved the following base salaries for the registrant’s executive officers, to be effective January 1, 2006: Denis McGlynn $250,000; Patrick J. Bagley $225,000; Jerome T. Miraglia $183,000; Klaus M. Belohoubek $165,000; and Thomas G. Wintermantel $173,000; (b) approved the following bonus payment for the registrant’s executive officers for their performance for the fiscal year ended December 31, 2005: Denis McGlynn $157,150; Patrick J. Bagley $45,000; Jerome T. Miraglia $63,860; Klaus M. Belohoubek $40,000; and Thomas G. Wintermantel $20,000; and (c) approved the following discretionary incentives for the 2006 fiscal year for the Chief Executive Officer and the Executive Vice President:

“RESOLVED, that, effective as of January 1, 2006, the salary for the Chief Executive Officer of the Company shall remain $250,000 per annum and the determination of a discretionary annual incentive for FYE 2006 will be dependent upon an overall favorable evaluation of the Chief Executive Officer’s performance and be calculated as five percent of the year over year increase in the Company’s pre-tax earnings less $100,000, as determined by this Committee in its sole discretion.

RESOLVED, that the determination of a discretionary annual incentive for the Executive Vice President for FYE 2006 will be dependent upon an overall favorable evaluation of the Executive Vice President’s performance and be calculated as one percent of the year over year increase in the Company’s EBITDA, as determined by this Committee in its sole discretion.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Motorsports, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated: January 31, 2006